                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 29, 2002



                                 AAIPHARMA INC.
                                 --------------
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                       0-21185                 04-2687849
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
                        --------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 254-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


              -----------------------------------------------------
              (Former name or address, if changed from last report)

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Item 5.  Other Events.
         ------------

         On March 29, 2002, aaiPharma Inc., (the "Company"), issued a press release (the "First Release") announcing the completion of the acquisition of U.S. rights to the Darvon and Darvocet family of pharmaceutical products from Eli Lilly and Company for $211.4 million (the "Acquisition"). The First Release also indicated that the Company plans to issue up to 1.5 million shares of common stock in a registered offering to be commenced in the second quarter of 2002. The First Release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

         On April 1, 2002, the Company issued a press release (the "Second Release") providing further information on the Acquisition and providing earnings guidance for fiscal years 2002 and 2003. The Second Release is filed as
Exhibit 99.2 hereto and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)      Exhibits

         Exhibit 99.1 -- Press release dated March 29, 2002
         Exhibit 99.2 -- Press release dated April 1, 2002





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2002

                        AAIPHARMA INC.


                        By: /s/ William L. Ginna, Jr.
                            ----------------------------------------------------
                            William L. Ginna, Jr.
                            Executive Vice President and Chief Financial Officer







                                  EXHIBIT INDEX


         Exhibit No.                  Exhibit
         -----------                  -------

         Exhibit 99.1 -- Press release dated March 29, 2002
         Exhibit 99.2 -- Press release dated April 1, 2002




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